New England Money Market Funds:

                     New England Cash Management Trust
                            Money Market Series
                          U.S. Government Series

                 New England Tax Exempt Money Market Trust

  Supplement dated January 5, 1996 to Prospectus dated September 1, 1995

  Effective January 2, 1996, the investment adviser of New England Cash Management Trust - Money Market Series, New England Cash Management Trust - U.S. Government Series and New England Tax Exempt Money Market Trust is New England Funds Management, L.P. ("NEFM"), and Back Bay Advisors, L.P. ("Back Bay Advisors") serves as subadviser to each Fund.

  The advisory fee rates payable by each Fund to NEFM under the new advisory arrangements described above are unchanged from the advisory fee rates previously in effect.

  Also effective January 2, 1996, the Funds will be bearing the cost of certain accounting and legal services that were formerly borne by their adviser. To reflect this change, the "Other Expenses" and "Total Fund Operating Expenses" in the "Annual operating expenses" tables for the Funds in their Prospectuses are increased by the following amounts, based on the assumption that the change went into effect on July 1, 1994: New England Cash Management Trust -- Money Market Series, 0.01%, New England Cash Management Trust -- U.S. Government Series, 0.07% and New England Tax Exempt Money Market Trust, 0.06%.

The following item supplements the Prospectuses of the Funds:

   Effective January 2, 1996, there is no longer a $5.00 fee to establish the checkwriting service for your account.

Supplement dated October 26, 1995 to the Money Market Prospectuses dated September 1, 1995

The following paragraphs are added to the section of the Prospectuses captioned "Buying Fund Shares" for each of the Funds:

   Investment checks should be made payable to New England Funds.

   New England Funds will accept second-party checks (up to $10,000) for investments into existing accounts only. (A second-party check is a check made payable to a New England Funds shareholder which the shareholder has endorsed to New England Funds for deposit into an account registered to the shareholder.)

   New England Funds will NOT accept third-party checks, except certain third-party checks issued by other mutual fund companies, broker dealers or banks representing the transfer of retirement assets. (A third party check made payable to a party which is not a New England Funds shareholder, but which has ultimely endorsed to New England Funds for deposit into an account.)